                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                         ----------------------------

                                   FORM 8-K

                                CURRENT REPORT

    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


                         Date of Report: March 7, 2003
                       (Date of earliest event reported)

                           FEDERAL-MOGUL CORPORATION
                           -------------------------
            (Exact name of registrant as specified in its charter)

                                   Michigan
                                   --------
                (State or other jurisdiction of incorporation)

         1-1511                                         38-0533580
         ------                                         ----------
(Commission File Number)                   (IRS Employer Identification Number)


26555 Northwestern Highway, Southfield, Michigan                   48034
------------------------------------------------                   -----
(Address of principal executive offices)                         (Zip Code)


                                 (248) 354-7700
                                 --------------
              (Registrant's telephone number, including area code)

                   INFORMATION TO BE INCLUDED IN THE REPORT

Item 5.  Other Events

On March 7, 2003, Federal-Mogul Corporation issued a press release announcing that it has filed a Plan of Reorganization with the U.S. Bankruptcy Court in Delaware. A copy of the press release is attached as Exhibit 99 to this report.

                                  EXHIBIT INDEX
                                   -----------

99. Press release dated March 7, 2003


                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:   March 7, 2003

                                        FEDERAL-MOGUL CORPORATION

                                        By:   /s/ David M. Sherbin
                                              ----------------------------------
                                              Name:  David M. Sherbin
                                              Title: Vice President, Deputy
                                                     General Counsel and
                                                     Secretary
                                       2